UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2026

New Mountain Guardian IV Income Fund, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware	814-01639	92-0964074
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, 48th Floor, New York, NY 10019
(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code (212) 720-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 - Regulation FD Disclosure.
In connection with its disclosure obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder, New Mountain Guardian IV Income Fund, L.L.C. (the “Company”) discloses its consolidated schedule of investments on a quarterly basis. In connection with such disclosure, the Company classifies its portfolio investments into 11 different industry types for quarterly reporting on Form 10-Q and annual reporting on Form 10-K.
As part of our internal monitoring, each portfolio company is also assigned a sub-classification within the disclosed industry type to better reflect the business mix of the underlying portfolio companies. These sub-classifications as of June 30, 2026 were:

June 30, 2026
Industry Type	Percent of Total Investments at Fair Value
Business Services
Insurance & Benefits Services	10.5%
Data & Information Services	5.3%
Real Estate Services	4.9%
Utility & Data Center Services	3.0%
Compliance Services	2.8%
Field Services	2.6%
Misc Services	1.7%
Engineering & Consulting Services	1.4%
Digital Transformation	1.0%
Business Services Subtotal	33.2%
Software
Enterprise Resource Planning	9.4%
IT Infrastructure & Security	7.4%
Finance & Accounting	5.1%
Human Capital Management	4.2%
Commerce & Supply Chain	3.7%
Governance, Risk & Compliance	2.2%
Software Subtotal	32.0%
Financial Services & Technology
Financial Services	6.9%
Financial Technology	3.6%
Integrated Payments	3.1%
Financial Services & Technology Subtotal	13.6%
Healthcare
Healthcare IT & Tech-Enabled Services	5.1%
Healthcare Products	3.3%
Pharma Services	0.9%
Healthcare Subtotal	9.3%
Consumer Services	5.0%
Education	3.2%
Distribution & Logistics	1.5%
Business Products	0.8%
Food & Beverage	0.7%
Packaging	0.6%
Investment Fund	0.1%
Total	100.0%

The information set forth under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

New Mountain Guardian IV Income Fund, L.L.C.

Date: August 12, 2026	By:	/s/ Eric Kane
		Name:	Eric Kane
		Title:	Corporate Secretary